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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K
                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


     Date of report (Date of earliest event reported)  July 31, 2006
                                                       -------------


                         A.C. MOORE ARTS & CRAFTS, INC.
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             (Exact name of registrant as specified in its charter)


      Pennsylvania                 000-23157                    22-3527763
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(State or other jurisdiction    (Commission File              (IRS Employer
of incorporation)                Number)                    Identification No.)

                     130 A.C. Moore Drive, Berlin, NJ 08009
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               (Address of principal executive offices)(Zip Code)

Registrant's telephone number, including area code  (856) 768-4930
                                                    --------------

                                 Not Applicable
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         (Former name or former address, if changed since last report.)


     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

Separation Agreement

         On July 31, 2006, A.C. Moore Arts & Crafts, Inc. (the "Company") and Janet Parker entered into an Agreement and Complete and Full General Release (the "Separation Agreement") pursuant to which Ms. Parker's employment as the Company's Executive Vice President, Merchandising and Marketing terminated on July 31, 2006. Following the separation date, Ms. Parker will receive a severance payment from the Company in an amount equal to one year's compensation at her current rate, paid in 12 monthly installments. The Separation Agreement also provides for Ms. Parker's release of the Company from all claims and for confidentiality provisions, as well as her agreement for 12 months not to directly or indirectly compete with the Company within any geographic area in which the Company engages in business as of the separation date or solicit employees from the Company.

         The foregoing summary of the Separation Agreement is not intended to be complete and is qualified in its entirety by reference to the agreement, which is attached to this Current Report as Exhibit 10.1 and is incorporated by reference into this Item 1.01.


ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit No.           Description
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10.1                  Agreement and Complete and Full General Release, dated
                      July 31, 2006, between the Company and Janet Parker.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                  A.C. MOORE ARTS & CRAFTS, INC.



Date:  July 31, 2006              By:  /s/ Amy Rhoades
                                       -----------------------------------------
                                       Name:  Amy Rhoades
                                       Title: Vice President and General Counsel


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                                  EXHIBIT INDEX

Exhibit No.           Description
-----------           -----------

10.1 Agreement and Complete and Full General Release, dated July 31 2006, between the Company and Janet Parker.